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                                                                   EXHIBIT 10.49

                                THIRD AMENDMENT
                              TO CREDIT AGREEMENT
                                     AMONG
                           BEVERLY ENTERPRISES, INC.,
                        BEVERLY CALIFORNIA CORPORATION,
                    THE SUBSIDIARY GUARANTORS LISTED HEREIN,
                           THE LENDERS LISTED HEREIN,
         AND THE NIPPON CREDIT BANK, LTD. LOS ANGELES AGENCY, AS AGENT

                          DATED AS OF NOVEMBER 1, 1994

     THIS THIRD AMENDMENT dated as of November 1, 1994 (this "Amendment"), is entered into by and among BEVERLY ENTERPRISES, INC., a Delaware corporation ("BEI"), BEVERLY CALIFORNIA CORPORATION, a California corporation ("Borrower"), the SUBSIDIARY GUARANTOR listed on the signature pages hereof (together with BEI, the "Guarantors"), the LENDERS listed on the signature pages hereof (such lenders, together with each Person that may or has become a party to the Credit Agreement (as defined below) pursuant to subsection 10.8 thereof, are referred to herein individually as a "Lender" and collectively as the "Lenders", THE NIPPON CREDIT BANK, LTD., Los Angeles Agency ("NIPPON"), as agent for the Lenders (in such capacity, the "Agent"). This Amendment amends the Credit Agreement dated as of March 2, 1993 by and among BEI, Borrower, Agent and Lenders, as amended by that certain First Amendment to Credit Agreement dated as of May 6, 1994 by and among BEI, Borrower, Agent and the Lenders, as further amended by that certain Second Amendment to Credit Agreement dated as of May 19, 1994 by and among BEI, Borrower, Agent and the Lenders (said Credit Agreement, as so amended, the "Credit Agreement"), as set forth herein, Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

     WHEREAS, Borrower desires to amend the Credit Agreement in certain respects;

     WHEREAS, Lenders and Agent have agreed to approve such amendments;

     WHEREAS, Guarantors desire to reaffirm the effectiveness respectively of the Subsidiary Guaranty Agreement and the BEI Guaranty Agreement;
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     NOW, THEREFORE, in consideration of the terms and conditions herein contained, BEI, Borrower, Guarantors, Agent and Lenders agree as follows:

                                   AGREEMENT

SECTION 1. AMENDMENTS TO DEFINITIONS

     (a) Subsection 1.1. of the Credit Agreement is hereby amended by deleting therefrom the definition of "Morgan Credit Agreement" and replacing such definition with the following:

     " 'Morgan Credit Agreement' means that certain Credit Agreement, dated as for November 1, 1994, among Borrower, BEI, the banks party thereto, Morgan, as issuing bank and as agent, as amended, supplemented or modified."

     (b) Subsection 1.1 of the Credit Agreement is hereby further amended by deleting therefrom the definition of "Morgan Effective Date" in its entirely and replacing such definition with the following:

     " 'Morgan Effective Date' means November 1, 1994."

     (c) Subsection 1.1. of the Credit Agreement is hereby further amended by deleting therefrom the definition of "Morgan Financing Documents" in its entirety and replacing such definition with the following:

     " 'Morgan Financing Documents' means the Morgan Credit Agreement and the Notes, the Subsidiary Guaranty and the Pledge Agreement (each as defined in the Morgan Credit Agreement)."

     (d) Subsection 1.1 of the Credit Agreement is hereby further amended by deleting therefrom the definition of "Morgan Collateral" in its entirety and replacing such definition with the following:

     " 'Morgan Collateral' means the personal property that constitutes Collateral (as defined in the Morgan Credit Agreement), that is required to be pledged under the Morgan Credit Agreement of the Morgan Effective Date."

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SECTION 2. AMENDMENTS TO SUBSECTIONS 5.13A AND 5.15 OF THE CREDIT AGREEMENT

     Subsection 5.13A(iii) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and replacing it with the following:

     "(iii) Liens on the LTCB Collateral securing the obligations ("LTCB Obligations") of BEI and its Subsidiaries under the LTCB Financing Documents and Liens on the Morgan Collateral securing obligations ("Morgan Obligations") of BEI and its Subsidiaries under the Morgan Documents; provided that, in each case the amount of Debt (including, without limitation, any obligation with respect to any letter of credit or similar instrument) and contingent obligations secured thereby does not exceed the amount that has been or may be borrowed thereunder, subject to conditions precedent, as of the Morgan Effective Date."

     Subsection 5.15(a) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and replacing it with the following:

     "(a) Debt (including, without limitation, any obligation with respect to any letter of credit or similar instrument) and contingent obligations outstanding on the Morgan Effective Date and listed on Schedule IV attached to the Morgan Credit Agreement."

SECTION 3. REPRESENTATIONS AND WARRANTIES

     In order to induce Agent and Lenders to enter into this Amendment, each of BEI and Borrower represents and warrants to Agent and Lenders that:

     (a) The representations and warranties of each Loan Party contained in the Credit Agreement are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof except to the extent that such representations and warranties specifically relate to an earlier date, in which case they are true, correct and complete in all material respects as of such earlier date;

     (b) No event has occurred and is continuing or would result from the execution of this Amendment that constitutes an Event of Defaut of Potential Event of Default;

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     (c) Each Loan Party has performed in all material respects all agreements and satisified all conditions that the Credit Agreement and this Amendment provide shall be performed by it on or before the date hereof;

     (d) the execution, delivery and performance of this Amendment and the Credit Agreement as amended by this Amendment, by each Loan Party are within the corporate power and authority of each such Loan Party and, as of the Third Amendment Effective Date (as hereinafter defined), will be duly authorized by all necessary corporate action on the part of each Loan Party, and this Amendment, as of the Third Amendment Effective Date, is duly executed and delivered by each of such Loan Parties and will constitute a valid and binding agreement of each of such Loan Parties, enforceable against such Loan Parties in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally or by equitable principles relating to enforceability. The Credit Agreement constitutes and, as of the Third Amendment Effective Date, the Credit Agreement, as amended by this Amendment, will constitute, a valid and binding agreement of BEI and Borrower, enforceable against BEI and Borrower in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles, relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

     (e) The execution and delivery by each Loan Party of this Amendment and the performance by each Loan Party of the Credit Agreement as amended by this Amendment, do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to any Loan Party, the Certificate or Articles of Incorporation or Bylaws of any Loan Party or any order, judgment or decree of any court or other agency of government binding on any Loan Party,
(ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any instrument that is material, individually or in the aggregate, and that is binding on such Loan Party, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Loan Party (other than any Liens created under any of the Loan Documents in favor of Agent on behalf of Lenders), or (iv) require any approval or consent of any Person under any instrument that is material, individually or in the aggregate, and that is binding on such Loan Party.

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     (f) The execution and delivery by each Loan Party of this Amendment and the performance by each Loan Party of the Credit Agreement as amended by this Amendment, do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

SECTION 4. CONDITION TO EFFECTIVENESS

     Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "Third Amendment Effective Date"):

     A. On or before the Third Amendment Effective Date, BEI, Borrower and each Subsidiary Guarantor shall deliver to Lenders (or to Agent for Lenders with sufficient originally executed copies, as appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Third Amendment Effective Date:

          (i) Resolutions of its Board of Directors approving and authorizing the execution, delivery, and performance of this Amendment, certified as of the Third Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

          (ii) Signature and incumbency certificates of its officers executing this Amendment certified by its secretary or an assistant secretary; and

          (iii) Executed counterparts of its Amendment.

     B. On or before the Third Amendment Effective Date, Requisite Lenders shall have delivered to Agent a counterpart of this Amendment originally executed by a duly authorized officer of each such Lender or by telex or telephonic confirmation.

     C. On or before the Third Amendment Effective Date:

          (i) Borrower shall have caused payment to Agent of all amounts regarding the costs and expenses reasonably incurred by Agent in connection with this Amendment which Borrower has agreed to pay; and

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          (ii) the Morgan Credit Agreement (as defined in the Credit Agreement as amended by this Amendment) shall have become effective in all respects.

     D. On or before the Third Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Agent and such counsel, and Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Agent may reasonably request.

SECTION 5. THE GUARANTIES

     Each Guarantor acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Guarantor hereby confirms that the Guaranty Agreement and the Collateral Documents to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all Obligations, Guarantied Obligations (as defined in the applicable Guaranty Agreements) and Secured Obligations (as defined in the Collateral Documents), as the case may be, including, without limitation, the payment and performance of all Obligations of Borrower now or hereafter existing under or in respect of the Credit Agreement as amended by this Amendment and the Notes defined therein.

     Each Guarantor acknowledges and agrees that any of the Guaranty Agreements and the Collateral Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder sell be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Guarantor represents and warrants that all representations and warranties contained in the Credit Agreement as amended by this Amendment and the Guaranty Agreement and the Collateral Document to which it is a party or otherwise bound are true, correct and complete in all material respects on an as of the Third Amendment Effective Date to the same extent as though made on and as of that date except to the extent that such representations and warranties specifically relate to an earlier date, in which case they are

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true, correct and complete in all material respects as of such earlier date.

     Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment or any other Loan Document and (ii) that neither the terms of the Credit Agreement, any other Loan Document nor this Amendment shall be deemed to require the consent of any Guarantor to any future amendments to the Credit Agreement.

SECTION 6. COUNTERPARTS; EFFECTIVENESS

     This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Amendment (other than the provisions of Section 1 hereof) shall become effective upon the execution of a counterpart hereof by all Lenders and each of the Loan Parties and receipt of written or telephonic notification of such execution and authorization of delivery thereof.

SECTION 7. FEES AND EXPENSES

     Borrower acknowledges that all costs, fees and expenses as described in subsection 10.4 of the Credit Agreement incurred by Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrower.

SECTION 8. EFFECT OF AMENDMENT

     It is hereby agreed that, except as specifically provided herein, this Amendment does not in any way affect or impair the terms and conditions of the Credit Agreement, and all terms and conditions of the Credit Agreement are to remain in full force and effect unless otherwise specifically amended or changed pursuant to the terms and conditions of this amendment.

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SECTION 9. APPLICABLE LAW

     This Amendment and the rights and obligations of the parties hereto and all other aspects hereof shall be deemed to be made under, shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.

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     WITNESS the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

                                          BEI:

                                          BEVERLY ENTERPRISES, INC.

                                                /s/ SCHUYLER HOLLINGSWORTH, JR.
                                             ----------------------------------
                                          By:       Schuyler Hollingsworth, Jr.
                                          Title:    Senior Vice President
                                                    and Treasurer

                                          Borrower:

                                          BEVERLY CALIFORNIA CORPORATION

                                              /s/   SCHUYLER HOLLINGSWORTH, JR.
                                             ----------------------------------
                                          By:       Schuyler Hollingsworth, Jr.
                                          Title:    Senior Vice President
                                                    and Treasurer

                                          Agent:

                                          THE NIPPON CREDIT BANK, LTD.
                                          LOS ANGELES AGENCY
                                          as Agent and as a Lender

                                              /s/   BERNARDO E. CORREA-HENSCHKE
                                             ----------------------------------
                                          By:       Bernardo E. Correa-Henschke
                                          Title:    Vice President & Manager

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                                          Lenders:

                                          THE NIPPON CREDIT BANK, LTD.
                                          LOS ANGELES AGENCY
                                          as Agent and as a Lender

                                                /s/ BERNARDO E. CORREA-HENSCHKE
                                             ----------------------------------
                                          By:       Bernardo E. Correa-Henschke
                                          Title:    Vice President & Manager

                                          TORONTO DOMINION (TEXAS), INC.

                                                /s/ DIANE BAILEY
                                             ----------------------------------
                                          By:       Diane Bailey
                                          Title:    Vice President

                                          The Subsidiary Guarantors

                                          Beverly Enterprises --
                                            Alabama, Inc.

                                          Beverly Enterprises --
                                            Arkansas, Inc.

                                          Beverly Enterprises --
                                            Florida, Inc.

                                          Beverly Enterprises --
                                            Georgia, Inc.

                                          Beverly Enterprises --
                                            Maryland, Inc.

                                          Beverly Enterprises --
                                            Massachusetts, Inc.

                                          Beverly Enterprises --
                                            Minnesota, Inc.

                                          Beverly Enterprises --
                                            Mississippi, Inc.

                                          Beverly Enterprises --
                                            Missouri, Inc.

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                                          Beverly Enterprises --
                                            Nebraska, Inc.

                                          Beverly Enterprises --
                                            North Carolina, Inc.

                                          Beverly Enterprises --
                                            Oregon, Inc.

                                          Beverly Enterprises --
                                            Wisconsin, Inc.

                                          Commercial Management,
                                            Inc.

                                          Hallmark Convalescent
                                            Homes, Inc.

                                          Hospital Facilities
                                            Corporation

                                          Moderncare of Lumberton,
                                            Inc.

                                          Nebraska City S-C-H, Inc.

                                          South Dakota -- Beverly
                                            Enterprise, Inc.

                                          Vantage Healthcare
                                            Corporation

                                          AGI-Camelot, Inc.

                                          AGI-McDonnell County
                                            Health Care, Inc.

                                          Beverly Enterprises --
                                            Arizona, Inc.

                                          Beverly Enterprises --
                                            California, Inc.

                                          Beverly Enterprises --
                                            Colorado, Inc.

                                          Beverly Enterprises --
                                            Connecticut, Inc.

                                       S-3
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                                          Beverly Enterprises --
                                            Garden Terrace, Inc.

                                          Beverly Enterprises --
                                            Hawaii, Inc.

                                          Beverly Enterprises --
                                            Idaho, Inc.

                                          Beverly Enterprises --
                                            Illinois, Inc.

                                          Beverly Enterprises --
                                            Indiana, Inc.

                                          Beverly Enterprises --
                                            Kansas, Inc.

                                          Beverly Enterprises --
                                            Kentucky, Inc.

                                          Beverly Enterprises --
                                            Louisiana, Inc.

                                          Beverly Enterprises --
                                            Michigan, Inc.

                                          Beverly Enterprises --
                                            New Jersey, Inc.

                                          Beverly Enterprises --
                                            Ohio, Inc.

                                          Beverly Enterprises --
                                            Pennsylvania, Inc.

                                          Beverly Enterprises --
                                            South Carolina, Inc.

                                          Beverly Enterprises --
                                            Tennessee, Inc.

                                          Beverly Enterprises --
                                            Texas, Inc.

                                          Beverly Enterprises --
                                            Utah, Inc.

                                          Beverly Enterprises --
                                            Virginia, Inc.

                                          Beverly Enterprises --
                                            Washington, Inc.

                                          Beverly Enterprises --
                                            West Virginia, Inc.

                                          Beverly Indemnity, Ltd.

                                          Beverly Manor, Inc. of
                                            Hawaii

                                          Beverly Savana Cay Manor, Inc.

                                          Columbia-Valley Nursing
                                            Home, Inc.

                                          Computran Systems, Inc.

                                          Continental Care Centers
                                            of Council Bluffs, Inc.

                                          Forest City Building, Ltd.

                                          Home Medical Systems, Inc.

                                          Kenwood View Nursing Home, Inc.

                                          Liberty Nursing Homes, Incorporated

                                          Medical Arts Health Facility of
                                            Lawrenceville, Inc.

                                          Nursing Home Operators, Inc.

                                          Petersen Health Care, Inc.

                                          Pharmacy Corporation of America

                                       S-5
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                                          Salem No. 1, Inc.

                                          South Alabama Nursing Home, Inc.

                                          Taylor County Health
                                            Facility, Incorporated

                                                /s/  SCHUYLER HOLLINGSWORTH, JR.
                                             -----------------------------------
                                          By:        Schuyler Hollingsworth, Jr.
                                          Title:     Senior Vice President
                                                     and Treasurer

                                       S-6